Summary Prospectus

August 30, 2016

Toreador Core Fund
Retail Class Ticker: TORLX
Institutional Class Ticker: TORZX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.theworldfundstrust.com. You may also obtain this information at no cost by calling 800-673-0550. The Fund’s Prospectus and Statement of Additional Information, both dated August 30, 2016, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Toreador Core Fund (the “Core Fund”) is long-term capital appreciation.

Fees and Expenses of the Core Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Core Fund.

Shareholder Fees	Retail	Institutional
(fees paid directly from your investment)	Class	Class

Redemption Fee as a % of the amount redeemed
(if applicable, for shares redeemed within 60 days of purchase)	2.00%	2.00%

Maximum deferred sales charge (load) (as a
percentage of the NAV at time of purchase)
	None	None

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%	0.90%

Distribution (12b-1) and Service Fees	None	None
Other Expenses	0.28%	0.28%
Administrative Services Plan	0.25%	None

Total Annual Fund Operating Expenses(1)	1.43%	1.18%

Less Fee Waivers and/or Expense Reimbursements(1)	(0.23%)	(0.23%)

Total Annual Fund Operating Expenses After Fee
Waivers and/or Expense Reimbursements(1)	1.20%	0.95%

(1)
Toreador Research & Trading LLC (the “Adviser”) has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Core Fund (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to the Rule 12b-1 under the 1940 Act, fees paid pursuant to any administrative services plan, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.95% of the average daily net assets of the Core Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Core Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Core Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. This expense limitation agreement may not be terminated prior to August 31, 2017 unless mutually agreed to in writing by the parties.

Example:

The following example is intended to help you compare the cost of investing in the Core Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Core Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Core Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class	1 Year	3 Years	5 Years	10 Years
Retail Class	$122	$430	$760	$1,693
Institutional Class	$97	$352	$627	$1,411

For both share classes, your expenses would be the same as in the table above if you did not redeem your shares at the end of each period.

Portfolio Turnover

The Core Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Core Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Core Fund Operating Expenses or in the example, affect the Core Fund’s performance. During the most recent fiscal year ended April 30, 2016, the Core Fund’s portfolio turnover rate was 67.7% of the average value of its portfolio.

Principal Investment Strategies

The Core Fund invests primarily in equity securities of large cap companies of a size similar to those in either the S&P 500® Index or the Russell 1000® Index. As of May 27, 2016, the Russell 1000® Index was composed of companies having market capitalizations of between $2.0 billion and $549 billion. As of July 29,

2016 the S&P 500® was composed of companies having market capitalizations of between $2.68 billion and $570.8 billion. In choosing investments, Toreador Research & Trading LLC (the “Adviser”), typically selects large cap equity securities that it believes offer superior return potential and may consider, among other factors, a company’s valuation, projected future earnings, growth potential, recent performance, and business strategy.

The Core Fund seeks to diversify its investments across a broad spectrum of economic sectors in an attempt to reduce portfolio volatility and investment risk without sacrificing potential returns. In selecting securities within a particular economic sector, the Adviser’s goal is to identify companies that it believes have the potential for superior performance within each sector.

The Core Fund may also invest in small- and mid-cap companies, convertible securities, preferred stocks, rights and warrants, and other investment companies (including exchange-traded funds, (“ETFs”)).

The Adviser will typically sell a company from the Core Fund’s portfolio when the trading price of the company’s stock exceeds the Adviser’s estimate of the company’s fundamental value and/or there are other companies that the Adviser believes offer greater investment potential.

Principal Risks

The principal risk of investing in the Core Fund is that the value of its investments are subject to market, economic and business risk that may cause the Core Fund’s net asset value (“NAV”) to fluctuate over time. Therefore, the value of your investment in the Core Fund could decline and you could lose money. There is no assurance that the Adviser will achieve the Core Fund’s investment objective. An investment in the Core Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Core Fund is also subject to the following additional principal risks:

Equity Securities Risk – Since it purchases equity securities, the Core Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Core Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Core Fund.

Market Risk – The value of securities in the Core Fund’s overall portfolio will fluctuate and, as a result, the Core Fund’s share price may decline suddenly or over a sustained period of time.

Management Risk – The strategies used by the Adviser may fail to produce the intended result.

Large Cap Risk – Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Risks of Investment Selection and Asset Allocation - The Core Fund’s investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser’s conclusions about growth rates or securities values are incorrect, the Core Fund may not perform as anticipated.

Risk of Other Equity Securities –

Convertible Securities. Convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment.

Preferred Securities. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally ranks behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy.

Rights and Warrants. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Investment Company Securities Risk – When the Core Fund invests in other investment companies, including ETFs, it indirectly bears its proportionate share of fees and expenses paid by the underlying fund, which results in higher Core Fund expenses. The Core Fund may be affected by losses of underlying funds and the level of risk arising from their investment practices. ETFs are subject to additional risks, such as the fact that an ETF’s shares may trade at a market price that is above or below its net asset value or an active market may not develop for shares of the ETF.

Exchange-Traded Fund (“ETF”) Risk – ETFs generally are investment companies whose shares represent an interest in a portfolio of securities. Some ETFs are designed to track various market indexes. Because the Core Fund may invest in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), and active secondary market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Core Fund’s ability to sell its shares.

Portfolio Turnover Risk – The Core Fund may, at times, have a portfolio turnover rate that is higher than other stock funds, which may result in increased brokerage and other expenses or higher current realization of short-term capital gains, which are taxable at ordinary income rates, and a potentially larger current tax liability.

Performance Information

The Core Fund was reorganized on May 8, 2015 from a series of Unified Series Trust, an Ohio business trust (the “Predecessor Fund”), to a series of the World Funds Trust, a Delaware statutory trust (the “Reorganization”). While the Core Fund is substantially similar to the Predecessor Fund and theoretically would have invested in the same portfolio of securities, the Core Fund’s performance may be different than the performance of the Predecessor Fund due to, among other things, differences in fees and expenses.

The bar chart below shows how the Predecessor Fund’s and the Core Fund’s investment returns have varied from year to year since the Predecessor Fund’s inception as represented by the performance of the Retail Class shares (the Class with the longest period of annual returns). The performance of Institutional Class shares will differ due to differences in expenses.

The table below shows how the Predecessor Fund’s and the Core Fund’s average annual returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Core Fund. Past performance of the Core Fund is not necessarily an indication of how it will perform in the future.

Updated performance information is available at www.theworldfundstrust.com or by calling toll-free 800-673-0550.

Retail Class Year-by-Year Annual Returns as of December 31st

During the period shown, the highest quarterly return was 17.41% (quarter ended September 30, 2009) and the lowest quarterly return was -24.47% (quarter ended December 31, 2008).

Year to date return as of June 30, 2016 is -3.42%.

Average Annual Total Returns
(for the periods ended December 31, 2015)

Return Before Taxes	One Year	Five Years	Since Inception*

Retail Class shares	-3.29%	10.87%	5.82%
Institutional Class shares	-3.10%	11.11%	12.66%

Return After Taxes – Retail Class Shares

Return After-Taxes on Distributions	-3.78%	9.57%	5.16%

Return After-Taxes on Distributions and Sale of Fund Shares	-1.55%	8.37%	4.52%

Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	0.92%	12.44%	7.28%

S&P 500® Index (reflects n deduction for fees, expenses or taxes)	1.38%	12.57%	7.19%

*Retail Class shares commenced operations on June 2, 2006. Institutional Class shares commenced operations on September 1, 2009.

After-tax returns are shown for the Retail Class only. After-tax returns for the Institutional Class will vary. After-tax returns are calculated using the historical highest individual federal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Core Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”), in which case you will generally be taxed upon withdrawal of monies from the tax-deferred arrangement. The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the Indices would be lower).

Investment Adviser

Toreador Research & Trading, LLC serves as the investment adviser to the Core Fund.

Portfolio Managers

Mr. Paul Blinn, Managing Member of the Adviser, and Mr. Rafael Resendes, Managing Member of the Adviser, have served as the Portfolio Managers to the Core Fund since June 2006.

Purchase and Sale Of Fund Shares

You may purchase, redeem or exchange shares of the Funds on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Funds either through a financial adviser or directly from the Funds. The minimum initial purchase or exchange into the Fund for Investor and Class C Shares is $2,500 and $100,000 for Institutional Shares. Subsequent investments must be in amounts of $100 for Investor Shares, $250 for Class C Shares and $10,000 for Institutional Shares. The Funds may waive minimums for purchases or exchanges through employer-sponsored retirement plans.

Tax Information

The Funds intend to make distributions that may be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case withdrawals will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Funds over another investment. Ask your sales person or visit your financial intermediary’s website for more information.